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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      JUNE 11, 2002
------------------------------------------------      -------------




                            EQUITABLE RESOURCES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                     1-3551                  25-0464690
      ------------                     ------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)               File Number)             Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA  15219
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code      (412) 553-5700
                                                   ---------------------------



                                      NONE
                                      ----
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events


            o On June 11, 2002, Equitable Resources, Inc. announced the anticipated retirement in the second half of 2003 of Gregory R. Spencer as Senior Vice President and Chief Administrative Officer of Equitable Resources, Inc.


ITEM 7.  Financial Statements and Exhibits

   (c) Equitable Resources, Inc. press release announcing an anticipated executive retirement is filed as Exhibit 99 to this report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               EQUITABLE RESOURCES, INC.
                                               -------------------------
                                                     (Registrant)




                                   By             /s/ David L. Porges
                                                  -------------------
                                                    David L. Porges
                                              Executive Vice President and
                                                Chief Financial Officer




      June 11, 2002
      -------------


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                                  EXHIBIT INDEX


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

Exhibit No.                  Document Description            Sequential Page No.
-----------                  --------------------            -------------------

99                Press release issued by Equitable                   4
                  Resources, Inc., announcing anticipated
                  executive retirement.
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